EXHIBIT 1

                             JOINT FILING AGREEMENT

             This Agreement is dated as of October 2, 2001 among Sierra Ventures VI, L.P., SV Associates VI, L.P., Sierra Ventures VII, L.P., Sierra Ventures VII LLC and Sierra Ventures Associates VII LLC (collectively, the "REPORTING PERSONS").

                                   WITNESSETH

              WHEREAS, the Reporting Persons may be required to file a statement, and amendments thereto, containing the information required by
Schedule 13D pursuant to Section 13(d) of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), and Rule 13d-1 promulgated thereunder, in connection with the acquisition of shares of capital stock of Evolve Software, Inc., a Delaware corporation; and

         WHEREAS, pursuant to Paragraph (k) of Rule 13d-1, the undersigned desire to satisfy any Schedule 13D filing obligation under Rule 13d-1 by a single joint filing.

         NOW, THEREFORE, in consideration of the foregoing, the undersigned hereto agree as follows:

         1. The undersigned agree that any Statement on Schedule 13D to which this Agreement is attached, and any Amendments to such Statement, are filed on behalf of each one of them.

         2. This Agreement may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.



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     IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed and delivered on the date above indicated.

Dated:  October 3, 2001    SIERRA VENTURES VI, L.P.

                           By:  SV Associates VI, L.P.
                                Its General Partner

                                By:  /s/ Martha A. Clarke Adamson
                                     ----------------------------
                                     Name:   Martha A. Clarke Adamson
                                     Title:  Attorney in Fact for the General
                                             Partner


Dated:  October 3, 2001    SV ASSOCIATES VI, L.P.


                                By:  /s/ Martha A. Clarke Adamson
                                     ----------------------------
                                     Name:  Martha A. Clarke Adamson
                                     Title:  Attorney in Fact


Dated:  October 3, 2001    SIERRA VENTURES VII, L.P.

                           By:  SV Associates VII LLC
                                Its General Partner

                                By:  /s/ Martha A. Clarke Adamson
                                     ----------------------------
                                     Name:   Martha A. Clarke Adamson
                                     Title:  Attorney in Fact for the General
                                             Partner


Dated:  October 3, 2001     SIERRA VENTURES ASSOCIATES VII LLC

                                By:  /s/ Martha A. Clarke Adamson
                                     ----------------------------
                                     Name:   Martha A. Clarke Adamson
                                     Title:  Attorney in Fact


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